UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2026

Fifth Third Bancorp

(Exact name of registrant as specified in its charter)

Ohio	001-33653	31-0854434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center
38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	FITB	The NASDAQ Stock Market LLC
Depositary Shares Representing a 1/1000th Ownership Interest in a Share of 6.625% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series I	FITBI	The NASDAQ Stock Market LLC
Depositary Shares Representing a 1/40th Ownership Interest in a Share of 6.00% Non-Cumulative Perpetual Class B Preferred Stock, Series A	FITBP	The NASDAQ Stock Market LLC
Depositary Shares Representing a 1/1000th Ownership Interest in a Share of 4.95% Non-Cumulative Perpetual Preferred Stock, Series K	FITBO	The NASDAQ Stock Market LLC
Depositary Shares Representing a 1/40th Ownership Interest in a Share of 6.875% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series M	FITBM	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Effective February 1, 2026, Fifth Third Bancorp (“Fifth Third”) completed its previously announced acquisition of Comerica Incorporated (“Comerica”) pursuant to the Agreement and Plan of Merger, dated as of October 5, 2025, by and among Fifth Third, Fifth Third Financial Corporation, a wholly owned subsidiary of Fifth Third, Comerica and Comerica Holdings Incorporated, a wholly owned subsidiary of Comerica (the “Transaction”), as previously disclosed in Fifth Third’s Current Report on Form 8-K filed on February 2, 2026 (the “Original 8-K”). This Current Report on Form 8-K/A is being filed to amend Item 9.01 of the Original 8-K to include the financial statements of Comerica and pro forma financial information required by Item 9.01 of Form 8-K (this “Amendment No. 1”).

The pro forma financial information included in this Amendment No. 1 has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that Fifth Third and Comerica would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Transaction. Except as described above, this Amendment No. 1 does not otherwise amend, modify, or update the disclosures contained in the Original 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Comerica as of December 31, 2024 and 2023, and for each of the fiscal years ended December 31, 2024, 2023 and 2022 are filed as Exhibit 99.1 hereto and incorporated herein by reference.

The unaudited condensed consolidated financial statements of Comerica as of and for the periods ended September 30, 2025 are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of Fifth Third as of September 30, 2025, giving effect to the Transaction as if it had occurred on September 30, 2025, and the unaudited pro forma condensed combined statements of income of Fifth Third for the nine months ended September 30, 2025 and for the year ended December 31, 2024, in each case giving effect to the Transaction as if it had occurred on January 1, 2024, are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm (with respect to Comerica Incorporated).

99.1	Audited consolidated financial statements of Comerica Incorporated as of December 31, 2024 and 2023, and for each of the fiscal years ended December 31, 2024, 2023 and 2022.

99.2	Unaudited condensed consolidated financial statements of Comerica Incorporated as of and for the periods ended September 30, 2025.

99.3	Unaudited pro forma condensed combined balance sheet of Fifth Third Bancorp as of September 30, 2025 and unaudited pro forma condensed combined statements of income of Fifth Third Bancorp for the nine months ended September 30, 2025 and the fiscal year ended December 31, 2024.

104	Cover Page Interactive Data File (formatted as inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

Date: March 4, 2026	By:	/s/ Bryan D. Preston
Bryan D. Preston
Executive Vice President and Chief Financial Officer